Exhibit (m)(29)

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023 [1]


Dai-ichi Life Holdings, Inc.* (Japan) (Ultimate Controlling Person)
99.9988%
Dai-ichi Life International Holdings LLC (Japan)
70%
Dai-ichi Life Realty Asset Management Co., Ltd.5 (Japan)
85.5%
SOHGO HOUSING CO., Ltd. 6 (Japan)
QOLead, Ltd. (Japan)
Dai-ichi Life International Limited (Japan)
DLI North America Inc. (USA)
The Dai-ichi Life Insurance Company, Limited2 (Japan)
THE DAI-ICHI BUILDING CO., LTD. (Japan)
ipet Holdings, Inc. (Japan)
63.29%
PET'S ALL RIGHT Co., Ltd. (Japan)
ipet Insurance Co., Ltd.2 (Japan)
40%
O.M. Building Management Inc.7 (Japan)
Dai-ichi Life Insurance (Cambodia) PLC.2 (Cambodia)
36.84%
PT Panin Internasional (Indonesia)
24%
OCEAN LIFE INSURANCE PUBLIC COMPANY 2 (Thailand)
TAL Dai-ichi Life Australia Pty Ltd (Australia)
45.94%
Star Union Dai-ichi Life Insurance Company Limited 2 (India)
10.49%
YuLife Holdings Ltd. (United Kingdom)
Partners Group Holdings Limited (New Zealand)
Protective Life Corporation3 (USA)
TAL Life Limited2 (Australia)
TAL Services Limited (Australia)
TAL Life Insurance Services Limited2 (Australia)
International Life Solutions Proprietary Limited (South Africa)
TAL Australia Distribution Limited (Australia)
TAL Direct Pty Ltd. (Australia)
National Financial Solutions Pty Limited (Australia)
Lifebroker Pty Limited (Australia)
TAL Superannuation Limited (Australia)
Dai-ichi Life International (Europe) Limited (UK)
The Neo First Life Insurance Company, Limited 2 (Japan)
51.25%
The Dai-ichi Life Research Institute Inc.4 (Japan)
DLI Asia Pacific Pte. Ltd. (Singapore)
Vertex Investment Solutions Co., Ltd. (Japan)
Dai-ichi Life Reinsurance Bermuda Ltd. (Bermuda)
The Dai-ichi Frontier Life Insurance Co., Ltd.2 (Japan)
49%
Asset Management One Co., Ltd. (Japan)
Dai-ichi Life Insurance Company of Vietnam, Limited 2 (Vietnam)
Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam)

1 Except as otherwise indicated, chart does not reflect less than 50% ownership interests

2 Insurance company

3 Pages 4-7 contain a list of Protective Life Corporation's subsidiaries

4 The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 26.25%
- DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.58%
- NIHON BUSSAN CO., LTD. – 8.75%
- The Dai-ichi Life Information Systems Co., Ltd. – 4.17%

As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc.

5 The voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:
- SOHGO HOUSING CO., Ltd. – 30%.

As such, the Dai-ichi group owns 100% of the voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd.

6 The voting rights pertaining to SOHGO HOUSING CO., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:
- The Dai-ichi Building Co., Ltd. – 14.5%.

As such, the Dai-ichi group owns 100% of the voting rights pertaining to SOGHO HOUSING CO., Ltd.

7 The voting rights pertaining to O.M. Building Management Inc. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:
- The Dai-ichi Life Insurance Company, Limited – 10%.

As such, the Dai-ichi group owns 50% of the voting rights pertaining to O.M. Building Management Inc.

★ Effissimo Capital Management Pte Ltd. ("Effissimo") and Effissimo's controlling persons Takashi Kousaka, Hisaaki Sato, and Yoichiro Imai are considered by the New York State Department of Financial Services, for New York insurance regulatory purposes only, to be controlling persons of MONY Life Insurance Company and Protective Life and Annuity Insurance Company. Based on the Statement of Changes to Large-Volume Holdings available on the Electronic Disclosure for Investors' Network (EDINET) as of June 30, 2023, Effissimo, a non-affiliated asset management company, may be deemed the beneficial owner of 8.99% of the common stock of Dai-ichi Life Holdings, Inc.

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Iris Group Holdings Limited (New Zealand) Partners Life Limited1 (New Zealand) Dai-ichi Life International Holdings LLC (Japan) Evince LImited (New Zealand) PGH SharePlan Trustee Limited (New Zealand) Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023 Partners Group Nominee LImited (New Zealand) Partners Group Holdings Limited (New Zealand) Iris Services Limited (New Zealand) Iris Life Limited1 (New Zealand) 1 Insurance company

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023


Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
The Dai-ichi Life Insurance Company, Limited
(Japan)
100%
Dai-ichi Life Business Service Co., Ltd.
(Japan)
100%
The Dai-ichi Life Information Systems Co., Ltd.
(Japan)
100%
Alpha Consulting Co., Ltd.
(Japan)
100%
Asset Guardian co., ltd.
(Japan)
80%
A.F. BUILDING MANAGEMENT CO., LTD.
(Japan)
100%
Dai-ichi Life Challenged Co., Ltd.
(Japan)
50.1%
DAI-ICHI SEIMEI CARD SERVICE Co., LTD.1
(Japan)
100%
Dai-ichi Smart Small-amount and Short-term Insurance Company, Limited
(Japan)
49%
Corporate-pension Business Service Co., Ltd.2
(Japan)
100%
Dai-ichi Life Insurance Myanmar Ltd.3
(Myanmar)

[1] The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- THE DAI-ICHI BUILDING CO., LTD. – 11.57%
- NIHON BUSSAN CO., LTD. – 20%
- SOHGO HOUSING CO., Ltd. – 10%
- The Dai-ichi Life Information Systems Co., Ltd. – 3.33%

As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD.

[2] The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:

- The Dai-ichi Life Information Systems Co., Ltd. – 1%

As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd.

[3] Insurance company

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 1 insurance company 2 captive insurance company West Coast Life Insurance Company1 (NE) PLICO owns 100% of stock TIN 94-0971150 NAIC 70335 Protective Life and Annuity Insurance Company1 (AL) (commercially domiciled – NY) PLC owns 100% of non-voting preferred stock PLICO owns 100% of voting stock TIN 63-0761690 NAIC 88536 MONY Life Insurance Company1 (NY) PLICO owns 100% of stock TIN 13-1632487 NAIC 66370 Protective Finance Corporation (DE) PLICO owns 100% of stock TIN 51-0372969 Protective Finance Corporation II (DE) PLICO owns 100% of stock TIN 63-1187532 Protective Finance Corporation IV (DE) PLICO owns 100% of stock TIN 30-0559075 Golden Gate Captive Insurance Company2 (VT) PLICO owns 100% of stock TIN 63-1191165 NAIC 60234 Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan)

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023



Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
Dai-ichi Life International Holdings LLC
(Japan)
Protective Life Corporation (DE)
TIN 95-2492236
Investment Distributors, Inc. (TN)
PLC owns 100% of stock
TIN 63-1100710
Concourse Financial Group Securities, Inc.[1] (AL)
(formerly ProEquities, Inc.)
PLC owns 100% of stock
TIN 63-0879387
Protective Real Estate Holdings, Inc. (DE)
PLC owns 100% of stock
TIN 52-1985171
Protective Life Reinsurance Bermuda Ltd.
(Bermuda)
PLC owns 100% of stock
TIN 98-1512479
Concourse Financial Group Agency, Inc. (AL)
(formerly First Protective Insurance Group, Inc.)
PLC owns 100% of stock
TIN 63-0846761
Warranty Topco, Inc. (DE)
PLC owns 100% of stock
TIN 26-3854933
Empower Financial Resources, Inc. (DE)
(formerly Financial Leadership Alliance, Inc.)
PLC owns 100% of stock
TIN 46-5331907
Interstate National Corporation (DE)
Warranty Topco, Inc. owns 100% of stock
TIN 20-4197367
D.R.G., Inc. d/b/a Payment Insured Plan (OR)
Interstate National Corporation owns 100% of stock
TIN 93-1160837
National Warranty Corp. (OR)
Interstate National Corporation owns 100% of stock
TIN 93-1198148
Interstate National Dealer Services, Inc. (DE)
Interstate National Corporation owns 100% of stock
TIN 11-3078398
PIPCO Reinsurance Company, Ltd.
(Turks & Caicos)
Interstate National Corporation owns 100% of stock
TIN 98-0159153
Interstate Administrative Services, Inc. (DE)
INDS owns 100% of stock
TIN 20-1549705
Interstate National Dealer Services of Florida, Inc.[2] (FL)
INDS owns 100% of stock
TIN 11-3284019
LASAS Technologies, Inc. d/b/a RPM One (FL)
INDS owns 100% of stock
TIN 65-0868022
Warranty Direct, Inc. (DE)
INDS owns 100% of stock
TIN 11-3272124

[1] registered investment adviser
[2] Florida specialty insurer

Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023


Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
Dai-ichi Life International Holdings LLC
(Japan)
Protective Life Corporation (DE)
TIN 95-2492236
Protective Life Insurance Company[1] (TN)
PLC owns 100% of stock
TIN 63-0169720
NAIC 68136
Chesterfield International Reinsurance Limited (Nevis)
PLC owns 100% of stock
TIN 98-0458684
Dealer Services Reinsurance, Ltd.
(Bermuda)
PLC owns 100% of stock
TIN 98-0199455
First Protection Corporation (MN)
PLC owns 100% of stock
TIN 41-1368934
USWC Holding Company (USWC) (FL)
PLICO owns 100% of stock
TIN 20-8645816
Protective Property & Casualty Insurance Company[1] (MO)
PLICO owns 100% of stock
TIN 43-1139865
NAIC 35769
Western Diversified Services, Inc. (IL)
PLICO owns 100% of stock
TIN 36-2600350
The Advantage Warranty Corporation[2] (FL)
WDS owns 100% of stock
TIN 36-3445516
United States Warranty Corp.[2] (FL)
USWC owns 100% of stock
TIN 59-1651866
New World Warranty Corp.[2] (FL)
USWC owns 100% of stock
TIN 20-8639268
Asset Protection Financial, Inc. (MO)
(formerly Lyndon Financial Corporation)
PPCIC owns 100% of stock
TIN 43-1819865
USWC Installment Program, Inc. (FL)
USWC owns 100% of stock
TIN 20-8646196
Protective Asset Protection, Inc. (MO)
(formerly Lyndon Insurance Group, Inc.)
PLICO owns 100% of stock
TIN 43-1802403
Warranty Business Services Corporation (MO)
PAP owns 100% of stock
TIN 43-1142677
Western General Dealer Services, Inc. (CA)
PAP owns 100% of stock
TIN 47-0939814
Protective Administrative Services, Inc. (MO)
PAP owns 100% of stock
TIN 43-1724227
Western General Warranty Corporation[2] (FL)
PAP owns 100% of stock
TIN 59-3126230
First Protection Company (MN)
PAP owns 100% of stock
TIN 41-1703034
Lyndon-DFS Administrative Services, Inc./
Services De Gestion Lyndon-DFS, Inc. (CANADA)
PAP owns 100% of common stock
First Protection Corporation of Florida[2] (FL)
FPC owns 100% of stock
TIN 41-1637611

[1] insurance company
[2] specialty insurer

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 A.U.L. Corp. (NV) PLICO owns 100% of stock TIN 68-0300949 Wisconsin A.U.L., Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0440623 AUL Insurance Agency, Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0406407 1 insurance company Atlas Peak Insurance Company, Ltd.1 (Turks & Caicos) PLICO owns 100% of stock TIN 98-0137725 Organizational Chart of Dai-ichi Life Holdings, Inc., as of June 30, 2023 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan)